UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 5, 2004


                             Klever Marketing, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                      000-18730                 363688583
------------------                     ---------                 ---------
(State or other jurisdiction of     (Commission File            (IRS Employer
   incorporation)                       Number)              Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
          (Former name or frmer address, if changed since last report.)

Item 9. Regulation FD Disclosure.

On February 5, 2004, David D. Singer resigned as the Company's interim chief executive officer. Singer was hired in early December 2003 on an interim basis to lead the Company's funding efforts. Danny Warner, as chief operating officer effective February 2, 2004, will assume Singer's duties. Warner will not receive a salary or benefits until the Company obtains sufficient funding. He will receive stock options under the Company's current stock incentive plan. Bill Dupre retains the title of president.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             Klever Marketing, Inc.


Date:  February 19, 2004                By: /s/ D. Paul Smith
                                            -----------------
                                            D. Paul Smith, Chairman, CFO and EVP